BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED JANUARY 23, 2019

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2018, AS SUPPLEMENTED

OPPENHEIMER GLOBAL EQUITY PORTFOLIO

On or about March 31, 2019, it is expected that Rajeev Bhaman will no longer serve as a Portfolio Manager of the Oppenheimer Global Equity Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. Effective immediately, in the section entitled, “Appendix C—Portfolio Managers,” the information pertaining to the Portfolio is amended to reflect that it is expected that effective on or about March 31, 2019 Mr. Bhaman will no longer serve as a Portfolio Manager of the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE